Plastic2Oil®

Viable Production of Diesel from Non-Recyclable Waste Plastics

John Bordynuik
Founder & Chief of Technology

Presented at NAWTEC21
April 22-24, 2013

JBI

The Growing Waste Plastic Problem



- 31M tons of waste plastic goes to landfill in US (2010)
- Growing at approx. 8% per yr.
- Most plastic cannot be recycled
- Only 8% is recycled, mostly PET

Plastic Waste Generated – US (2010)


8% Recycled
92%
Not Recycled

www.epa.gov/osw/conserve/materials/plastics.htm

Plastic2Oil

The Barriers

Batch feeding

High emissions

In-process gases

Low flash point product

Vacuum-based systems

Significant pre-processing

Need for further refining

Typical Batch-Based Process


Heated Batch Vessel
Random Cracked Hydrocarbons
Condenser
Low Boilers
Vacuum
Organics
Incinerator
Random Cracked Hydrocarbons
Unsaturated Oil

Output Challenges

Random Hydrocarbon Cracking


Random Chains
10%
20%
70%
(C20-C60)

In a typical pyrolysis process, carbon chains are cracked, but the results are random

Plastic2Oil®

Evolution of Plastic2Oil

A technological solution that
overcomes the traditional barriers

JBI

"Must-Have" List

- Must be viable
- Must accept waste continuously
- Must accept waste with minimal power requirements *(no extrusion)*
- Must accept composite waste material with metals
- Must operate on the off-gas generated from cracking hydrocarbon chains
- Must have anti-coking technologies
- Must seal well
- Must be low-cost *(our work was nominally financed compared to others in the waste-to-energy industry)*
- Must operate at atmospheric pressures *(no vacuum or pressure vessels)*
- Must generate in-specification ASTM D396 and ASTM D fuels for direct industry use

Year 1 - 2009



P2O Hydrocarbon Cracking Results

JBI Hydrocarbon Cracking Results


8%
15%
75%

Controlled carbon cracking
for specific results

Gas Chromatograph Results



FID1 A, (041510\080F8401.D)
pA
250
200
150
100
50
0
5
10
15
20
25
ata File C:\HPCHEM\1\DATA\041510\080F8401.D Sample Name: 1088-51-32
/CS2
nstrument 1 04/16/2010 1:03:48 PM D. Domroes

1 Ton Processor



IsleChem Molecular Audit Results

- Process was repeatable and scalable
- 85-95% was converted to "near diesel" fuel
- 8% was converted to usable off gas much like natural gas
- 1% remained as residue
- No evidence of air toxins in the emissions
- The energy balance of the process is positive

IsleChem™ LLC
Grand Island, NY

Evolution of the Plastic2Oil Process



Year 1

- Perfected 1kg lab processor – table top
- Molecular audit
- Scaled to 1T processor

3,000 Gallon Pilot Plant – April 2010



JBI

Plastic2Oil®

Pilot Plant Process



Plastic2Oil
Feed System
Reactor
Nitrogen
Reactor 2
Primary Condenser
Work Tank
Secondary Condenser
Flue
Gas Condenser
Water Seal
Furnace
Operator
Compressor
Water

The "Brain" of the Process


Plastic2Oil
Feed System
Furnace
Reactor
Tower 1
Diesel
SynGas
System
Compressor
Operator
Flue Gas
Residue
Tower 2
Centrifuge
Gasoline

Process Safety Design

- Continuous monitoring by chemical operators
- Process runs slightly above atmospheric pressure
- Highly automated
- Minimal fuel stored in-process



JBI

Positive Stack Test Results

Emissions	Units	Original Stack Test (2010)
O_2	%	14.87
CO	ppm	3.16
SO_2	ppm	< 1
NO_X	ppm	86.4
TNMHC	ppm	< 1
PM	lbs/hr	< 0.02

Stack Test Results, Processor #1 – proves well within emissions criteria

Evolution of the Plastic2Oil Process





Year 1

- Perfected 1kg lab processor – table top
- Molecular audit
- Scaled to 1T processor

Year 2

- Pilot plant
- Stack test and NYSDEC consent
- Scaled to 20T processor

Tower Advancements



In-Feed Advancements



JBI

Plastic2Oil

Reactor Advancements



Inside of Kiln After 120,000 lbs Processed


Plastic2Oil

JBI

Plastic2Oil

Sealing Advancements



40T/day Processor



JBI

Plastic2Oil

Stack Test Emissions

Emissions	Units	Original Stack Test (2010)	Stack Test 2 With Pre-melt (Dec. 2011)
O_2	%	14.87	15.97
CO	ppm	3.16	3.1
SO_2	ppm	< 1	< 1 ppm
NO_X	ppm	86.4	15.1
TNMHC	ppm	< 1	2.88
PM	lbs/hr	< 0.02	< 0.002
Hexane	lbs/hr	Not tested	0.00001

Multiple CRA stack test proves well within emissions criteria

The ‘2% Challenge’

INPUT: 1 million lbs. Plastic Feedstock


Petcoke 32,000 lbs (2-4%)
Off-Gas
168,153 lbs
Naphtha
225,201 lbs
No. 6 Fuel
572,726 lbs

Calculations based on SAIC Energy, Environment & Infrastructure, LLC Report, May 14, 2012

JBI

Plastic2Oil®

The Third Kiln Solution





Evolution of the Plastic2Oil Process







Year 1

- Perfected 1kg lab processor – table top
- Molecular audit
- Scaled to 1T processor

Year 2

- Pilot plant
- Stack test and NYSDEC consent
- Scaled to 20T processor

Year 3-4

- Permits
- Machine enhancements
- Additive blending
- Quality control
- Processor No. 2 fabricated & assembled

JBI

Plastic2Oil

Resulting Fuels


Naphtha


Fuel No. 2

Component	Std. Boiler Fuel	JBI No. 6 Fuel
Sulphur	4%	≈0% (<4 ppm)
Sediment & Water	1%	≈0.0%
Carbon Residue	High	Low


Fuel No. 6

All fuel produced by the P2O process is ultra-clean, ultra-low sulphur and does not require any further refining

* Samples drawn February 27, 2012.

JBI Plastic2Oil

Fuel Validation

Intertek

Report of Analysis

Client: **JBI Inc.**
1783 Allanport Rd.
Thorold, ON,
L0S 1K0

Lab Report no.: **CA120-9386-1**
Report date: August 24,2011

Submitted on: August 22, 2011
Tested on: August 23 & 24 , 2011
Customer Product Description: Diesel
Sample identification: N/A

Attention: John Bordynuik

TESTS	UNITS	METHODS	SPECIFICATIONS[1]	RESULTS
Pour Point	°C	ASTM D 5949	- - -	-24.0
Cetane Number	- - -	ASTM D 613	- - -	46.6[2]
Total Insolubles	mg/100 mL	ASTM D 2274	- - -	0.4
Electrical Conductivity	pS/m	ASTM D 2624	- - -	454 @ 24.0°C
Water and Sediments	vol.%	ASTM D 2709	- - -	<0.005
Pensky-Martens Closed Cup Flash Point	°C	ASTM D 93A	- - -	63.5
Density @ 15°C	Kg/m^3	ASTM D 4052	- - -	843.2
Gravity API @ 60 °F	---	ASTM D 4052	- - -	36.2
Kinematic Viscosity @ 40 °C	cSt	ASTM D 445	- - -	2.544
MicroCarbon Residue (10% btms)	wt. %	ASTM D 4530	- - -	0.01
Sulphur	ppm	ASTM D 5453	- - -	6.9
Cloud Point	°C	ASTM D 5773	- - -	-19.0

[1] Specifications not provided by the client.
[2] Testing perfomed by Intertek Montreal Laboratory

Analysis Equipment

- GC/MS – Gas Chromatograph with Mass Spectrophotometer
- GC/FID – Gas Chromatograph with Flame Ionization Detector
- ICP-OES – Inductively Coupled Plasma Atomic Emission Spectroscopy
- ISL Flash Point Analyzer
- ISL Cloud Point Analyzer
- ISL Pour Point Analyzer
- Distillation Analyzer
- RVP
- ISL Sulphur Analyzer
- ISL Silicon Analyzer




CPP 5Gs


XOS
Sindie


PAC
OptiDist


FP93 5G2

JBI

Plastic2Oil

Stack Test With Heat Transfer Fluid

Emissions	Units	Stack Test Results (2012)
SO_2	ppm	0.39
CO	ppm	3.7
PM	lbs/hr	< 0.012
NO_X	ppm	21.3
TNMHC	ppm	0.62
Hexane	lbs/hr	<1.30 E-03
Chlorine	lbs/hr	<2.31 E-04
Bromine	lbs/hr	<4.84 E-04

CRA

Stack Test Results, Processor #2
– with heat transfer fluid

JBI

Plastic2Oil

Plastic2Oil®

Technology & Viability Audit

Supply, Services, Specifications

JBI

Plastic Feedstock


Crayola
Crayola
Crayola
Crayola

Crayola Markers



Consumer Waste Plastic Film



Automotive Plastics



Crayola Crayons



Agricultural Film



Gas Tanks & Wine Bags

Food Containers



JBI

Plastic2Oil

Processor Specifications

- **Footprint**
  - 1,200 ft² (machine) with 3,000 ft² operating space
  - 16 ft height
- **Plastic Feedstock**
  - Mixed, unwashed plastic destined for landfill
- **Through-Put Capacity**
  - 4,000 lbs/hr per processor
- **Minimal Energy Required**
  - Operates using off-gases
- **Manpower Required**
  - 1 Operator, 1 Chem Eng., 1 Material Handler per shift



JBI

Services

Minimal services are required to run the P2O processor.

Sewer
- Not required

Water
- Non-contact, cooling, closed loop
- Required to fill water cooling tower

Electricity
- 53kWh on average
- 3-phase 460v
- Small motors to turn reactor, run fuel and water pumps, gas compressor system and small motor on feed

Off Gas
- Approx. 10-12% of plastics processed are converted to natural gases which are used in a closed-loop to heat and run the process

Summary of SAIC Findings


SAIC

- Processor operated for continuous 3-day period
- At 2,000 lbs per hour – although 4,000 lbs per hour is achievable
- Processed 121,318 lbs of waste plastic feedstock
- Produced 10,287 gal. of Fuel No. 6 and 4,269 gal of Naphtha
- Average 86% yield
- All fuel produced was within ASTM specifications

Source: Evaluation of JBI, Inc's Plastic2Oil Technology, SAIC Energy, Environment & Infrastructure, LLC May 2012

JBI

Plastic2Oil®

Feedstock Partners


Crayola



Crayola®



RockTenn



Madison County
New York

JBI

Plastic2Oil

Fuel Production & Customers

2010 15,350 gallons — Coco Paving Inc.

2011 122,244 gallons — Indigo energy

2012 317,225 gallons — GTI

Our P2O plant has recycled millions of pounds of plastic waste that would otherwise go to landfill.

JBI

Plastic2Oil

Breakthrough: Processing Capability


AIRTON



Lab scale testing has been successful in processing materials with contaminates up to 30% (PET, PC, rubber, etc.)

Shown here: plastic appliance control panels, plastic car parts

In the Media

Discovery™
CHANNEL

Community Support

Communities & Regulators strongly support JBI's Plastic2Oil solution:

- NYSDEC
- Florida permit exemptions
- 'Chemical Alley' in Niagara Falls
- Madison County, New York
- Columbia University Study, New York City *(Demetra Tsiamis)*

JBI

Plastic2Oil

Founder Chief of Technology

Contact
John Bordynuik
john@jbi.net
(716) 251-9612

Plastic Feedstock Inquiries
Christine Merrick
christine@jbi.net
(716) 535-6555

www.plastic2oil.com



Plastic2Oil®

Viable Production of Diesel from Non-Recyclable Waste Plastics

John Bordynuik
Founder & Chief of Technology

www.plastic2oil.com

JBI